LEGG MASON PARTNERS INCOME FUNDS

Legg Mason Partners High Income Fund

Supplement dated January 17, 2007

to the Prospectus and Statement of Additional Information, dated November 30, 2006

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information:

The investment policy that limits investment in bonds rated lower than B by both Moody’s Investors Service, Inc. and the Standard and Poor’s Division of the McGraw-Hill Companies, Inc. to 10% of total fund assets will be changed as follows:

The Fund will not purchase securities rated lower than B by both Moody’s Investor Service, Inc. and the Standard and Poor’s Division of Mc-Graw Hills Companies, Inc. if, immediately after such purchase, more than 20% of the Portfolio’s total assets are invested in such securities.

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